UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549


                                   FORM 8-K

                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES AND EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 12, 1999


                        Commission file number 1-12055



                       PARACELSUS HEALTHCARE CORPORATION
            (Exact name of registrant as specified in its charter)





                CALIFORNIA                                   95-3565943
     (State or other jurisdiction of                       (IRS Employer
      incorporation or organization)                      Identification No.)


                 515 W. Greens Road, Suite 800, Houston, Texas
                   (Address of principal executive offices)



      77067                                            (281) 774-5100
    (Zip Code)                                 (Registrant's  telephone number,
                                                  including area code)

ITEM 5.  OTHER EVENTS

In a letter dated January 29, 1999, the New York Stock Exchange ("NYSE") notified Paracelsus Healthcare Corporation ("the Company") that it would remain listed on the NYSE. The NYSE's determination is contingent on the Company's undertaking to update the NYSE quarterly to demonstrate progress in returning to compliance with the NYSE's listing standards.

Certain statements in this release are "forward-looking statements" made pursuant to the safe harbor provisions for the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve a number of risks and uncertainties. Additionally, there are many factors, including but not limited to, a change in the Company's NYSE listing status and the price of the Company's stock, which may cause the Company's actual performance to differ materially from forecasted results. Given these uncertainties, prospective investors are cautioned not to place undue reliance on such forward-looking statements.

                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       Paracelsus Healthcare Corporation
                                                 (Registrant)


Dated: February 12, 1999               By: /S/ JAMES G. VANDEVENDER
                                       ----------------------------------
                                             James G. VanDevender
                                       Senior Executive Vice President,
                                            Chief Financial Officer
                                                 & Director